UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2026
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Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 17, 2026, the Audit Committee (the "Audit Committee") of the board of directors of Amprius Technologies, Inc. (the "Company") approved the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2026, effective as of April 21, 2026.

On April 17, 2026, the Audit Committee dismissed BDO USA, P.C. ("BDO"), the Company's independent registered public accounting firm for the year ending December 31, 2025 and prior years, and notified BDO that they will not be engaged to audit the Company's consolidated financial statements for the year ending December 31, 2026.

The reports of BDO on the Company's financial statements as of December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

During the years ended December 31, 2025 and 2024, and during the subsequent interim period through April 17, 2026, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to BDO's satisfaction, would have caused BDO to make reference in connection with their opinion to the subject matter of the disagreement and (ii) no reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of the disclosures in this Current Report on Form 8-K (the "Current Report") and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above, and if not, stating the respects in which it does not agree. A copy of BDO's letter, dated April 21, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission, dated April 21, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: April 21, 2026	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Chief Financial Officer